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Exhibit 10.2

TRAFFIC.COM, INC.
AMENDED AND RESTATED
1999 NON-EMPLOYEES' STOCK PLAN
EFFECTIVE AS OF MAY 11, 2000

        1.    Purpose.    The purpose of this 1999 Non-Employees' Stock Plan, is to advance the interests of traffic.com, Inc. (the "Company") and its stockholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors, advisers, and consultants, as well as other persons providing services to the Company in a non-employee capacity, and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

        2.    Definitions.    In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

          (a)   "Award" means any right or benefit conferred on a Participant pursuant to this Plan.

          (b)   "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   A "Change in Control" shall be deemed to have occurred if:

            (i)    any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Company or any of its subsidiaries or affiliates becomes a "beneficial owner" (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the voting power of the then outstanding securities of the Company; or

            (ii)   any person has commenced a tender offer or exchange offer for more than fifty percent (50%) of the voting power of the then outstanding shares of the Company.

          (e)   "Deferred Share" means a credit to a Participant's deferral account under Section 9 which represents the right to receive one Share upon settlement of the deferral account. Deferral accounts, and Deferred Shares credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

          (f)    "Fair Market Value" with respect to Shares shall mean either: (i) if the stock is listed on a national securities exchange or quoted in an interdealer quotation system, the fair market value of such stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the stock on such date (or, if there was no trading or quotation in the stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations, provided, however, that the "fair market value" of the Shares, on the date on which shares of stock are first issued and sold pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission, shall be the Initial Public Offering price of the shares so issued and sold, as set forth in the first final prospectus used in such offering; or (ii) the "fair market value" of Shares prior to the date of the Initial Public Offering or at any time the shares are not listed on a national securities exchange or quoted in an interdealer quotation system, shall be as determined by the Committee.

          (g)   "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

          (h)   "Initial Public Offering" shall mean an initial public offering of shares of stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the 1933 Act.

          (i)    "Option" means the right, granted to a Participant under Section 8, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock options.

          (j)    "Participant" means any person who has been granted an Option Deferred Shares or Participant stock which remain outstanding or who has elected to be paid fees in the form of Shares or Deferred Shares under the Plan.

          (k)   "Restricted Stock" means Shares of stock in the Company which are granted to a Participant pursuant to the terms set forth in Section 10.

          (l)    "Stock" or "Share" means a share of common stock, $.01 par value, of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 10.

        3.    Administration.

          (a)    Authority of the Committee.    The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

            (i)    to select persons to whom Awards may be granted;

            (ii)   to determine the type or types of Awards to be granted to each such person;

            (iii)  to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

            (iv)  to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award maybe canceled, forfeited, or surrendered;

            (v)   to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

            (vi)  to prescribe the form of each Award Agreement, which need not be identical for each Participant;

            (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

            (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

            (ix)  to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

          (b)    Manner of Exercise of Committee Authority.    Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter by modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to carry out such functions of the Committee as the Committee may determine, to the extent permitted under applicable law.

        4.    Shares Available Under the Plan.    Subject to adjustment as provided in Section 11, the total number of Shares reserved and available for issuance under the Plan is 546,000. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Shares will not be considered to be available after such Option has been granted or Deferred Share credited, except for purposes of issuance in connection with such Option or Deferred Share; provided, however, that, if an Option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such Option will again be available for issuance under the Plan.

        5.    Administration by the Board.    Any action by the Board relating to the Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan.

        6.    Limitation of Liability.    Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law and the By-laws of the Company, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

        7.    Eligibility.    Each person who, on any date on which an Option is to be granted under Section 8 or on which fees are to be paid which could be received in the form of Shares or deferred in the form of Deferred Shares under Section 9 or on which Restricted Stock is to be granted under Section 10, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under Section 8 or receive fees in the form of Shares or defer fees in the form of Deferred Shares under Section 9 or be granted Restricted Stock under Section 9. No person other than those specified in this Section 7 will be eligible to participate in the Plan.

        8.    Options.

          (a)    Number of Shares.

            (i)    Grants to Directors.    From time to time, the Committee may grant an Option to any non-employee Director of the Company who is otherwise eligible under Section 7. The number of Shares subject to such an Option shall be in the sole discretion of the Committee, and in each case shall be subject to adjustment as provided in Section 10.

            (ii)    Other Grants.    From time to time, the Committee may grant an Option to any person who is performing services for or on behalf of the Company and who is otherwise eligible under Section 7. The number of Shares subject to such an Option shall be in the sole discretion of the Committee, and in each case shall be subject to adjustment as provided in Section 10.

          (b)    Exercise Price.    The exercise price per Share purchasable upon exercise of an Option will be equal to 100% of the Fair Market Value of a Share on the date of grant of the Option.

          (c)    Option Expiration.    A Participant's Option will expire at the earlier of (i) 10 years after the date of grant or (ii) if the Option has been granted pursuant to Sections 8(a)(i), one year after the date the Participant ceases to serve as a director of the Company for any reason, provided, however, that with respect to clause (ii), such Option shall be exercisable during such one-year period only to the extent it was exercisable pursuant to Section 8(d) on the date of such cessation or (iii) if the Option has been granted pursuant to Section 8(a)(ii), at the end of such period of time as has been established by the Committee at the time the Option is granted.

          (d)    Exercisability.    With respect to any Option granted pursuant to Section 8(a)(i), each Option shall become exercisable in four equal installments. The first installment shall become exercisable on the date that is one year from the date the Option is granted and each succeeding installment shall become exercisable on the date that is one year from the date the preceding installment was exercisable; provided, however, that if the duration of the Option is less than four years, the Option shall be exercisable in four equal installments spread evenly over such period. With respect to any Option granted pursuant to Section 8(a)(ii), each Option shall become exercisable at such times and upon such conditions as are established by the Committee in writing at the time the Option is granted; if no such conditions have been established by the Committee at the time the Option is granted, such Option shall be exercisable in accordance with the terms contained in the preceding sentence. Unless otherwise determined by the Committee, all Options held by a Participant shall become immediately exercisable upon (i) a Change in Control, (ii) the death of such Participant, or (iii) disability of such Participant (for the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(c)(3) of the Internal Revenue Code or any successor statute).

          (e)    Method of Exercise.    A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an Option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

        9.    Receipt of Shares or Deferred Shares In Lieu of Fees.    Each director of the Company may elect to be paid fees in the event fees are authorized by the Committee, in his or her capacity as a director

(including annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of Shares or Deferred Shares in lieu of cash payment of such fees, if such director is eligible to do so under Section 7 prior to the date any such fee is otherwise earned. Any person selected by the Committee for participation in the Plan by reason of providing services to or on behalf of the Company may, if specifically authorized by the Committee in writing to do so, elect to receive payment for their services in the form of Shares or Deferred Shares in lieu of cash payment of such fees for services rendered at any time prior to the time such fees are earned. For purposes of this section, the term "earned" relative to fees to be received by a Participant shall mean the point in time when the Participant would be deemed to be in constructive receipt of such fees under the Internal Revenue Code. If so elected, payment of fees in the form of Shares or Deferred Shares shall be made in accordance with this Section 9.

          (a)    Elections.    Each Participant who elects to be paid fees for a given calendar year in the form of Shares shall file an election in such form and in such time in advance of the time such fees are earned as prescribed by the Committee. Unless otherwise determined by the Committee, each director who elects to defer such payment of fees for a particular year in the form of Deferred Shares for such year must file an irrevocable written election with the Secretary of the Company no later than December 31 of the year preceding such calendar year; provided, however, that any newly elected or appointed director may file an election for any year not later than 30 days after the date such person first became a director, and a director may file an election for the year in which the Plan became effective not later than 30 days after the date of effectiveness. An election by a director shall be deemed to be continuing unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this section 9(a). The election must specify the following:

            (i)    A percentage of fees to be received in the form of Shares or deferred in the form of Deferred Shares under the Plan; and

            (ii)   In the case of a deferral, the period or periods during which settlement of Deferred Shares will be deferred (subject to such limitations as may be specified by counsel to the Company).

          (b)    Payment of Fees in the Form of Shares.    At any date on which fees are payable to a Participant who has elected to receive such fees in the form of Shares, the Company will issue to such Participant, or to a designated third party for the account of such Participant, a number of Shares having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Shares in lieu thereof If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional Shares, the Company shall cause fractional Shares to be credited to the Participant's account. If fractional Shares are not so credited, any part of the Participant's fees not paid in the form of whole Shares will be payable in cash to the Participant (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 9).

          (c)    Deferral of Fees in the form of Deferred Shares.    The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Shares under this Section 9. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Shares, the Company will credit such Participant's deferral account with a number of Deferred Shares equal to the number of Shares having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Shares. The amount of

  Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places.

          (d)    Crediting of Dividend Equivalents.    Whenever dividends are paid or distributions made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account shall be entitled to be receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single Share multiplied by the number of Deferred Shares (including any fractional Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution.

          (e)    Settlement of Deferred Shares.    The Company will settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of Shares equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional Share remaining at a time that less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 9(a); provided, however, that a Participant may further defer settlement of Deferred Shares if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

          (f)    Nonforfeitability.    The interest of each Participant in any fees paid in the form of Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

        10.    Restricted Stock.

          (a)   From time to time, the Committee in its sole discretion may grant Restricted Stock to any person eligible to participate in the Plan under Section 7 on the following terms and conditions ("Restricted Stock"):

            (i)    Grant and Restrictions:    Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

            (ii)    Forfeiture.    Under criteria established by the Committee, during the applicable restriction period, Restricted Stock that is at any time subject to restrictions may be forfeited under conditions established by the Committee at the time the Restricted Stock is granted, and if so forfeited such Restricted Stock shall be reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of certain specified causes.

            (iii)    Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participants, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

            (iv)    Dividends.    Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash, in shares of unrestricted Stock, or in shares of Restricted Stock, as decided by the Committee in its sole discretion, having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

        11.    Adjustment Provisions.

          (a)    Corporate Transactions and Events.    In the event any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable, in (i) the number and kind of Shares remaining reserved and available for issuance under Section 4, (ii) the number and kind of Shares issuable upon exercise of outstanding Options, and/or the exercise price per Share thereof (provided that no fractional Shares will be issued upon exercise of any Option), (iii) the kind of Shares to be issued in lieu of fees under Section 9 and (iv) the number and kind of Shares to be issued upon settlement of Deferred Shares under Section 9 or Restricted Shares under Section 10. In addition, the Committee is authorized to make such adjustments in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations or accounting principles. The foregoing not withstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options and the value of outstanding Deferred Shares.

          (b)    Insufficient Number of Shares.    If at any date an insufficient number of Shares are available under the Plan for the receipt of fees in the form of Shares or deferral of fees in the form of Deferred Shares at that date, fees shall be paid in the form of Shares or deferred in the form of Deferred Shares proportionately among Participants then eligible to participate to the extent Shares are then available and otherwise as provided under Section 9.

        12.    Changes to the Plan.    The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Shares or Deferred Shares under the Plan without the consent of stockholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system as then in effect, provided, however, that any action by the Board relating to this Section 12 will be taken only if, in addition to any other required vote by the Board, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan. The Board may also determine to submit other such amendments or alterations to stockholders for approval; provided, however, that, without the consent of an affected

Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Shares or Deferred Shares.

        13.    Delegation of Authority.    The Plan shall be administered by a Committee of the Board appointed by the Board or by the Board in the absence of such an appointment. The Committee shall have full and final authority to take such actions with respect to the Plan as is delegated by the Board and consistent with the Plan. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to carry such functions of the Committee as the Committee may determine, to the extent permitted under applicable law and the Plan.

        14.    General Provisions.

          (a)    Agreements.    Options, Deferred Shares, Restricted Stock and any other right or obligation under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Committee may from time to time approve.

          (b)    Compliance with Laws and Obligations.    The Company will not be obligated to issue or deliver Shares in connection with any Option, in payment of any fees, or in settlement of Deferred Shares or grant Restricted Stock in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (c)    Limitations on Transferability.    Unless otherwise permitted by the Board, Options, Deferred Shares, Restricted Stock and any other right under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of the Participant only by such Participant or his or her guardian, legal representative, or attorney-in-fact. Options, Deferred Shares, Restricted Stock and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

          (d)    No Right To Continue as a Director.    Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

          (e)    No Stockholder Rights Conferred.    Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant (or person) or are Restricted Shares or, in the case an Option, such Option is validly exercised in accordance with Section 8.

          (f)    Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors or other persons as it may deem desirable.

          (g)    Governing Law.    The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

        15.    Effective Date and Plan Termination.    The Plan will be effective as of the date of its approval by the stockholders of the Company, and, unless earlier terminated by action of the Board, shall terminate at such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

        16.    Withholding Taxes.    The delivery of Shares, Shares pursuant to an Option, or Deferred Shares, or Restricted Stock under this Plan shall be subject to the requirement that the Participant make adequate arrangements with the Company to effect any required withholding taxes or other sums required by the law to be deducted and withheld by the Company on the value of such Shares or Deferred Shares.

        17.    Changes to Award Agreements.    The Committee may, but only with the consent of the Participant, amend, change, revoke, or modify the terms of any Award Agreement with a Participant, and may exchange one form of award for another (e.g., an Option under Section 8 may be exchanged for Restricted Stock under Section 10). Such amendments, changes, revocation, modifications or exchanges may not affect the rights of a Participant to Shares which have already vested under the terms of the Agreement with the Participant and this Plan, except with the consent of the Participant, and may, with the consent of the Participant, be retroactive to the date of the original Award Agreement, or to any interim date.

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TRAFFIC.COM, INC. AMENDED AND RESTATED 1999 NON-EMPLOYEES' STOCK PLAN EFFECTIVE AS OF MAY 11, 2000